Exhibit 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Andre Heroux, President and Chief Executive Officer, certify that in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of MAAX Holdings, Inc. (the "Company"), that the Quarterly Report of the Company on Form 10-Q for the quarterly period ended November 30, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  January 12, 2006            /s/ ANDRE HEROUX
                                   ---------------------------------------------
                                   Name:   Andre Heroux
                                   Title:  President and Chief Executive Officer


         A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                       40